UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: February 19, 2010

(Date of earliest event reported)

American National Bankshares Inc.

(Exact name of registrant as specified in its charter)

Virginia	0-12820	54-1284688
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

628 Main Street

Danville, Virginia 24541

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (434) 792-5111

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On February 19, 2010, American National Bankshares Inc. (the “Company”) filed a shelf registration statement on Form S-3 with the U.S. Securities and Exchange Commission (the “SEC”). Once declared effective by the SEC, the shelf registration will allow the Company to raise capital as it desires, up to $50 million, through the sale of various types of securities, subject to market conditions and the Company’s capital needs.

A copy of the press release announcing the filing of the registration statement is included as Exhibit 99.1 to this report.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is being furnished pursuant to Item 8.01 above.

Exhibit No.	Description of Exhibit

99.1	Press Release issued February 19, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN NATIONAL BANKSHARES INC.

By:	/S/ WILLIAM W. TRAYNHAM
William W. Traynham
Senior Vice President and Chief Financial Officer

Date: February 19, 2010

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release issued February 19, 2010.